Exhibit 32.1

Certification of Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Fredi Nisan, the Principal Executive Officer of GreenBox POS (the “Company”), hereby certify that, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge:

1.

The Company’s Amendment No. 3 on Form 10-Q/A for the period ended June 30, 2018 (the “Form 10-Q/A”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Fredi Nisan
Name:	Fredi Nisan
Title:	Chief Executive Officer (Principal Executive Officer)

Date: February 5, 2020